Exhibit 99.1

CONTACT:	EMC Corporation
Craig Librett
508-293-7298
FOR IMMEDIATE RELEASE	Librett_Craig@emc.com

Document Sciences Corporation
Dane Becker
760-602-1443
Dbecker@docscience.com

EMC ANNOUNCES PLAN TO ACQUIRE DOCUMENT SCIENCES CORP.

LEADING PROVIDER OF CUSTOMER COMMUNICATIONS SOLUTIONS

EMC Further Extends Its Enterprise Content Management Leadership and Vision with

Best-in-Class Document Output Management (DOM)

HOPKINTON, Mass and CARLSBAD, CA. – December 27, 2007 – EMC Corporation (NYSE: EMC), the world leader in information infrastructure solutions, and Document Sciences Corporation (NASDAQ: DOCX) today announced that they have signed a definitive agreement whereby EMC will acquire publicly-held Document Sciences Corporation in a cash transaction valued at approximately $85,000,000. Document Sciences Corporation is the market’s leading provider of document output management (DOM) software that facilitates highly personalized, multi-channel communications to customers, partners and suppliers. The acquisition complements and extends EMC’s position in the transactional content management (TCM) marketplace, the fastest-growing segment of enterprise content management.

The board of directors of Document Sciences Corporation approved the transaction with EMC based, in part, upon the recommendation of a special committee of the Document Sciences board of directors that was established to evaluate strategic alternatives. Under the terms of the agreement, Document Sciences Corporation stockholders will receive $14.75 in cash for each share of Document Sciences Corporation common stock. The acquisition is subject to customary closing conditions, including Document Sciences’ stockholder and regulatory approvals, and is expected to be completed in the first quarter of calendar year 2008. This transaction is not expected to have a material impact on EMC financial results in 2008.

Document Sciences’ xPression suite of document output management and customer communications solutions enables organizations to automate the creation and delivery of well-designed, highly personalized communications – from contracts, policies and high-volume relationship statements, to customized marketing collateral and correspondence. Leveraging xPression, Document Sciences’ customers benefit from increased customer loyalty; a single, standards-based solution that integrates with enterprise CRM, ECM and ERP systems; and dramatically improved design and implementation of business communications.

Mark Lewis, President, Content Management and Archiving Division at EMC commented, “Core to delivering high-value transactional content management (TCM) solutions is a complete suite of technology, including high-volume, content-rich task processing, sophisticated capture, business process management, records management and archiving, as well as automated document output management. The proposed acquisition of Document Sciences would make EMC the first to offer all of these major capabilities in an all-in-one, integrated suite. Building on our recent commitment to deliver end-to-end solutions to solve real-world business problems, Document Sciences provides a tremendous advantage in addressing transaction-intensive applications such as loan origination, new account enrollment, wealth management, brokerage and claims processing. This gives our customers a significant competitive edge to increase customer loyalty and maximize business performance.”

“We are pleased to enter into this transaction with EMC, which we believe provides our stockholders with an attractive value,” said Jack McGannon, president and CEO of Document Sciences. “Since our inception in 1991, our vision has been to empower organizations worldwide with dynamic content publishing solutions to realize productivity benefits, reduce costs, and increase competitiveness, Currently, more than 500 major organizations around the globe rely on Document Sciences solutions to automate the creation and delivery of highly-personalized customer communications across all channels, with more than 100 using our next-generation xPression suite for both high-volume and real-time interactive document generation. Today’s announcement with EMC enables us to take this vision one step further – providing us with the financial and technology resources of a proven leader in information management to further cement our market leadership.”

Upon completion of the acquisition, EMC intends to operate Document Sciences Corporation as a business unit within the EMC Content Management and Archiving division.

About Document Sciences Corporation

Document Sciences (NASDAQ: DOCX) is a market-leading global provider of customer communications management solutions. Its award-winning xPression software suite enables organizations to automate the creation and delivery of well-designed, highly personalized communications — from customized marketing collaterals, contracts and policies to high-volume relationship statements and correspondence. More than 500 content-driven organizations worldwide, including over 60 FORTUNE Global 500 companies, use Document Sciences’ solutions to reduce development costs by up to 90%, improve time-to-revenue by as much as 75%, and enhance the overall customer experience with highly effective 1:1 communications. Based in Carlsbad, California, with award-winning offshore services operations in Beijing, China and offices across the U.S., in London and Sydney, Document Sciences also markets its products in Europe, Australia, Canada, New Zealand, Latin America, Asia and Africa. For more information about Document Sciences Corporation, call 888.4.DOC.SCI or visit www.docscience.com.

About EMC

EMC Corporation (NYSE: EMC) is the world’s leading developer and provider of information infrastructure technology and solutions that enable organizations of all sizes to transform the way they compete and create value from their information. Information about EMC’s products and services can be found at www.EMC.com.

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EMC is a registered trademark of EMC Corporation. All other product and company names herein may be trademarks of their respective owners.

This release contains “forward-looking statements” as defined under the Federal Securities Laws. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) adverse changes in general economic or market conditions; (ii) the satisfaction of closing conditions, including the receipt of Document Sciences’ stockholder approval and regulatory approvals, in connection with the acquisition transaction; (iii) delays or reductions in information technology spending; (iv) our ability to protect our proprietary technology; (v) risks associated with managing the growth of our business, including risks associated with acquisitions and investments and the challenges and costs of integration, restructuring and achieving anticipated synergies; (vi) fluctuations in VMware, Inc.’s operating results and risks associated with trading of VMware stock; (vii) competitive factors, including but not limited to pricing pressures and new product introductions; (viii) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (viv) component and product quality and availability; (x) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (xi) insufficient, excess or obsolete inventory; (xii) war or acts of terrorism; (xiii) the ability to attract and retain highly qualified employees; (xiv) fluctuating currency exchange rates; and (xv) other one-time events and other important factors disclosed previously and from time to time in EMC’s and Document Sciences’ filings with the U.S. Securities and Exchange Commission. EMC and Document Sciences disclaim any obligation to update any such forward-looking statements after the date of this release.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed acquisition by EMC, Document Sciences intends to file a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (“SEC”). STOCKHOLDERS OF DOCUMENT SCIENCES ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.

Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by EMC and Document Sciences through the web site maintained by the SEC at www.sec.gov. Free copies of the proxy statement, when available, and each company’s other filings with the SEC also may be obtained from the respective companies. Free copies of EMC’s filings may be obtained by directing a request to EMC. You can request this information via the web at www.EMC.com/IR/request or by sending a written request to EMC Investor Relations, EMC Corporation, 176 South Street, Hopkinton, MA 01748. Free copies of Document Sciences’ filings may be obtained by directing a request to Investor Relations at 888-4DOCSCI. In addition, investors and security holders may access copies of the documents filed with the SEC by EMC on EMC’s website at www.EMC.com, and investors and security holders may access copies of the documents filed with the SEC by Document Sciences on Document Sciences’ website at www.docscience.com, when they become available.

Document Sciences, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Documents Sciences’ stockholders with respect to the transactions contemplated by the definitive agreement between EMC and Document Sciences. Information regarding Document Sciences’ directors and executive officers is contained in Document Sciences’ Annual Report on Form 10-K for the year ended December 31, 2006 and its proxy statement filed with the SEC on June 29, 2007 for its 2007 Annual Meeting of Stockholders, which are filed with the SEC. As of June 22, 2007, Document Sciences’ directors and executive officers beneficially owned (as calculated in accordance with SEC Rule 13d-3) approximately 2,670,645 shares, or 48.8%, of Document Sciences’ common stock. You can obtain free copies of these documents from Document Sciences using the contact information set forth above. Additional information regarding interests of such participants will be included in the proxy statement that will be filed with the SEC and available free of charge as indicated above.